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                                Exhibit 10.16

                     WLD ASSIGNMENT AND SECURITY AGREEMENT

         THIS WLD ASSIGNMENT AND SECURITY AGREEMENT ("WLD Security
Agreement") is made this March 12, 1997, by and among The WLD Trust, an Ohio Testamentary Trust ("WLD Trust"), Portfield Investments, Inc., a corporation formed under the laws of the state of Colorado ("Portfield"), Wescourt Group, Inc., a corporation formed under the laws of the state Delaware ("Wescourt"), Wescourt Distributing, Inc., a corporation formed under the laws of the state of Delaware ("Wescourt Distributing"), Wesfrac, Inc., a corporation formed under the laws of the state of Colorado ("Wesfrac"), Westec Denver, Inc., a corporation formed under the laws of the state of Colorado ("Westec Denver"), Petro-Mark Corp. Utah, a corporation formed under the laws of the state of Colorado ("Petro-Mark/Utah"), Petro-Mark Corp., a corporation formed under the laws of the state of Colorado ("Petro-Mark Corp."), Petro-Mark Corp. Montrose, Inc., a corporation formed under the laws of the state of Colorado ("Montrose"), Westec Fruita, Inc., a corporation formed under the laws of the state of Delaware ("Westec Fruita"), Montrose Propane, Inc., a corporation formed under the laws of the state of Colorado ("Montrose Propane"), Grand Mesa Texaco, Inc., a corporation formed under the laws of the state of Colorado ("Grand Mesa Texaco"), Fruita RP Holding, Inc., a corporation formed under the laws of the state of Delaware ("Fruita RP Holding"), and Petro-Mark Convenience Stores, Inc., a corporation formed under the laws of the state of Colorado ("Petro-Mark/Colorado").

                                    RECITALS

         A. Pursuant to that certain Demand Note made by Portfield to Morgan Guaranty Trust Company of New York ("Morgan") of even date herewith (the "Morgan Note"), Morgan will loan Portfield up to four million five hundred thousand dollars ($4,500,000). As a condition precedent to funding the Morgan Note, Morgan required and WLD Trust agreed to guaranty the full and prompt payment by Portfield of all amounts due under the Morgan Note pursuant to that certain guarantee of even date herewith (the "WLD Guaranty").

         B. Portfield owns, directly or indirectly, all of the issued and outstanding shares of stock of each of Wescourt, Wescourt Distributing, Wesfrac, Westec Denver, Petro-Mark/Utah, Petro-Mark Corp., Petro-Mark Corp., Montrose, Westec Fruita, Montrose Propane, Grand Mesa Texaco, Fruita RP Holding, and Petro-Mark/Colorado. For purposes of this WLD Security Agreement, the parties shall sometimes refer to Portfield's related entities, collectively, as the "Related Parties" and, individually, as a "Related Party."

         C. From the proceeds of the Morgan Note and pursuant to that certain Secured Promissory Note of even date herewith (the "Petro-Mark/Colorado Note"), Portfield loaned PetroMark/Colorado two million five hundred thousand dollars ($2,500,000) for Petro-Mark/Colorado to use to acquire certain properties from Diamond Shamrock Refining and Marketing Company, a corporation formed under the laws of the state of Delaware ("Diamond Shamrock"), pursuant to that certain Purchase and Branding Agreement dated October 29, 1996, as amended. The Note is subordinate to all of the rights of both Heller Financial, Inc., a corporation formed under the laws of Delaware ("Heller Financial"), pursuant to the "Heller Loan Agreement" (as hereinafter defined), and National Canada Finance Corp., a Delaware



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corporation ("NCFC"), pursuant to the "NCFC Security Agreements" (as hereinafter defined). To secure its performance of all of its obligations under the Petro-Mark/Colorado Note, Petro-Mark/Colorado pledged to Portfield certain of its assets as more particularly described in that certain Petro-Mark/Colorado Security Agreement (the "PetroMark/Colorado Security Agreement"), subject to the prior senior liens of Heller Financial, pursuant to that certain Security Agreement of even date herewith and certain deeds of trust recorded against fee simple and leasehold interests in real property of Petro-Mark/Colorado. Further, Portfield requires, and Wescourt agrees, to guaranty the full and prompt performance of Petro-Mark/Colorado under the Petro-Mark/Colorado Note pursuant to that certain Wescourt Guaranty of even date herewith (the "Wescourt Petro-Mark Guaranty").

         D. From the proceeds of the Morgan Note and pursuant to a form of secured promissory note (the "Moffitt Note") in substantially the same form as the Petro-Mark/Colorado Note, Portfield may loan Wescourt or its assignee up to two million dollars ($2,000,000) for Wescourt's or its assignee's use in its acquisition (the "Moffitt Acquisition") of all of the shares (the "Moffitt Shares") of stock of Moffitt Oil Company, Inc., a corporation formed under the laws of the state of Texas ("Moffitt"). To secure its performance of all of its obligations under the Moffitt Note, Wescourt shall cause Moffitt or its assignee, after the closing of the purchase of the Moffitt Shares, to pledge all of its assets to Portfield pursuant to a form of security agreement (the "Moffitt Security Agreement") in substantially the same form as the Petro-Mark Security Agreement.

         E. WLD Trust requires, as a condition precedent to Portfield's draw against the Morgan Note to fund the Petro-Mark/Colorado Note and the Moffitt Note, Portfield to indemnify and hold WLD Trust harmless under the WLD Guarantee pursuant to that certain Indemnification Agreement (the "Portfield Indemnification") of even date herewith. To secure Portfield's obligations under the Portfield Indemnification, WLD Trust requires and Portfield and the Related Parties (i) hereby grant a security interest to WLD Trust in (A) the Petro-Mark/Colorado Note and all security therefor, and (B) the Moffitt Note and all security therefor; and, (ii) agree to grant, subject in each case to any prior liens and security interests as set forth in this WLD Security Agreement, a security interest in all of Portfield's and the Related Parties' Equipment, including the "Fractionator" (as hereinafter defined), if and when Portfield and the Related Parties have fully and irrevocably satisfied to NCFC's satisfaction all of Portfields' and the Related Parties' obligations incurred on a term loan basis from NCFC, and NCFC has released its prior security interest in Portfield's and the Related Parties' Equipment.

         F. WLD Trust requires, as a condition precedent to Portfield's draw against the Morgan Note to fund the Petro-Mark/Colorado Note, Wescourt to indemnify and hold WLD Trust harmless under the WLD Guarantee pursuant to that certain Indemnification Agreement (the "Wescourt Indemnification") of even date herewith. To secure Wescourt's obligations under the Wescourt Indemnification, WLD requires and Portfield, Wescourt and the other Related Parties hereby grant, subject in each case to any prior liens and security interests as set forth in this WLD Security Agreement, a security interest to WLD in all of Portfield's and the Related Parties' Equipment, if and when Portfield and the Related Parties have fully and irrevocably satisfied to NCFC's satisfaction all of Portfields' and the Related Parties' obligations incurred on a



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term loan basis from NCFC, and NCFC has released its prior security interest in
Portfield's and the Related Parties' Equipment.

          G. Pursuant to that certain Term Loan and Security Agreement of even date herewith (the "Heller Loan Agreement"), Heller Financial loaned Petro-Mark/Colorado eight million dollars ($8,000,000) for Petro-Mark/Colorado to acquire certain properties from Diamond Shamrock. To secure its performance under the Term Note it issued to Heller Financial pursuant to the Heller Loan Agreement, Petro-Mark/Colorado granted Heller Financial a first priority security interest in those parcels of real property which it owns and in all of Petro-Mark/Colorado's equipment and its leasehold interests in those parcels of real property which it leases.

         H. As additional security for Petro-Mark/Colorado's performance under the Heller Loan Agreement, Heller Financial required and Wesfrac granted, pursuant to that certain Security Agreement of even date herewith (the "Fractionator Security Agreement"), Heller Financial a second priority security interest in that certain piece of equipment, known as a "Fractionator" (as more particularly defined in the Intercreditor Agreement described below), which security interest is junior only to the prior security interest of NCFC. Further, as additional security for Portfield's performance under the Portfield Indemnification, WLD Trust requires and Wesfrac agrees to grant, to WLD Trust a second priority security interest in the Fractionator pursuant to the terms and conditions of this WLD Security Agreement and subject to the "Intercreditor Agreement" (as hereinafter defined) if and when Portfield and the Related Parties have fully and irrevocably satisfied to NCFC's satisfaction all of Portfields' and the Related Parties' obligations incurred on a term loan basis from NCFC, and NCFC has released its prior security interest in the Fractionator.

         I. NCFC has, pursuant to various security and pledge agreements (collectively, the "NCFC Security Agreements"), a security interest in certain of the Related Parties' assets, including without limitation, a senior security interest in the Fractionator.

         J. Pursuant to that certain Intercreditor and Subordination Agreement of even date herewith (the "Intercreditor Agreement"), Heller Financial, NCFC and WLD Trust and the other parties named therein have set forth their respective priorities, rights and obligations with respect to the various collateral, including the Fractionator, for which Portfield and the Related Entities granted security interests.

         NOW, THEREFORE, in consideration of the foregoing, and the promises set forth herein, the parties agree as follows:

         1.       RECITALS AND DEFINITIONS.

                  The recitals hereto are made a part hereof by this reference. Capitalized terms that are not defined elsewhere herein shall have the meanings set forth in the Uniform Commercial Code in force in the state of Colorado at the date of execution of this Security Agreement (the "Colorado Uniform Commercial Code").



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         2.       COLLATERAL.

                  2.1      Assignments and Grant of Security Interests.

                           To secure the prompt, full and faithful performance
by Portfield of all of the provisions to be kept, observed or performed by Portfield under the Portfield Indemnification, by Wescourt under the Wescourt Indemnification and by Portfield and the Related Parties under this WLD Security Agreement (collectively, the "Secured Liabilities"), Portfield and the Related Parties, as appropriate, hereby assign all of their respective rights, title and interests in, or grants to WLD Trust the following security interests in, and collateral assignment of, the following assets (collectively, the "Collateral"):

                           (a) Petro-Mark/Colorado Note and Security Agreement and Wescourt Guaranty.

                                    (i)     Assignment.

                                            Portfield irrevocably and
unconditionally grants, transfers and assigns to WLD Trust all of Portfield's present and future right, title and interest in and to the PetroMark/Colorado Note, the Petro-Mark/Colorado Security Agreement, including any and all deeds of trust made by Petro-Mark/Colorado in favor of Portfield to secure the Petro-Mark/Colorado Note, and the Wescourt Petro-Mark Guaranty (collectively, the "Petro-Mark Loan Documents"), together with all advance payments and other amounts paid or payable to or deposited with Portfield thereunder, and guaranties for either of the Petro-Mark Loan Documents, and all other rights and interests of Portfield under or in respect of the Petro-Mark Loan Documents.

                                    (ii)    Collection of Payments Due.

                                            Notwithstanding the assignment set
forth in Section 2.1(a)(i), so long as no "Event of Default" (as hereinafter defined) has occurred and is continuing, Portfield shall have the right (a) to collect, receive, hold and dispose of amounts payable under the Petro-Mark Loan Documents and to apply the same to the payment of amounts due from time to time from Portfield under the Morgan Note subject to any restrictions imposed on such application pursuant to the terms and provisions of the Intercreditor Agreement, and (b) subject to the requirements of Section 2.1(a)(iii) below, to enforce, supplement, modify, amend, renew, extend, terminate and otherwise administer the Petro-Mark Loan Documents and deal with Petro-Mark Loan Documents. During the continuance of any Event of Default, only WLD Trust shall have the right to take the actions described in the preceding sentence, subject to any restriction imposed on such action pursuant to the terms and conditions of the Intercreditor Agreement, and WLD Trust may notify Petro-Mark/Colorado to make all such payments directly to WLD Trust or as WLD Trust may direct. All payments under the PetroMark/Colorado Loan Documents received by Portfield during the existence of any Event of Default shall be held by Portfield in trust for WLD Trust and not commingled with any other funds of Portfield, and Portfield shall apply such funds only as directed by WLD Trust.



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                                    (iii)   Maintenance and Enforcement of
                                            Petro-Mark Loan Documents.

                                            Unless WLD Trust otherwise consents
in writing, Portfield shall: (a) take all action reasonably necessary or appropriate to maintain and enforce its rights and interests under the Petro-Mark Loan Documents; (b) comply in all material respects with its obligations under the Petro-Mark Loan Documents; (c) not transfer, encumber or further assign any of Portfield's Interest in the Petro-Mark Loan Documents;
(d) not commit or permit any material breach or default on the part of Portfield under the Petro-Mark Loan Documents; (e) not otherwise permit or agree to any supplement, modification, amendment, renewal, extension, termination or surrender of, or consent or agree to any waiver of or departure from the terms of, or otherwise release any interest in or rights under or in connection with, the Petro-Mark Loan Documents.

                                    (iv)    Actions.

                                            At the direction of WLD Trust and at
Portfield's sole expense, Portfield shall appear in and defend any claim or any action or other proceeding purporting to affect the Petro-Mark Loan Documents or the rights, powers or interests of WLD Trust under this assignment, and give WLD Trust prompt written notice of any such claim, action or proceeding. If any Event of Default has occurred and is continuing, WLD Trust shall have the right to appear in and defend any such claim or proceeding on its own behalf, and Portfield shall reimburse WLD Trust all costs and expenses incurred by WLD
Trust in connection therewith, including attorney's fees, which reimbursable expenses shall be additional Secured Liabilities secured by the Collateral.

                           (b)      Moffitt Note and Security Agreement.

                                    (i)     Assignment.

                                            Portfield irrevocably and
unconditionally agrees, upon the closing the acquisition of the Moffitt Shares, to grant, transfer and assign to WLD Trust all of Portfield's present and future right, title and interest in and to the Moffitt Note and the Moffitt Security Agreement, together with all advance payments and other amounts paid or payable to or deposited with Portfield thereunder, all other security and guaranties for either of the Moffitt Note and the Moffitt Security Agreement, and all other rights and interests of Portfield under or in respect of the Moffitt Note and the Moffitt Security Agreement.

                                    (ii)    Collection of Payments Due.

                                            Notwithstanding the assignment set
forth in Section 2.1(b)(i), so long as no Event of Default has occurred and is continuing, Portfield shall have the right (a) to collect, receive, hold and dispose of amounts payable under the Moffitt Note and the Moffitt Security Agreement and to apply the same to the payment of amounts due from time to time from Portfield under the Morgan Note subject any restrictions imposed on such application pursuant to the terms and provisions of the Intercreditor Agreement, and (b) subject to the



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requirements of Section 2.1(b)(iii) below, to enforce, supplement, modify, amend, renew, extend, terminate and otherwise administer the Moffitt Note and the Moffitt Security Agreement and deal with Moffitt in relation to the Moffitt Note and the Moffitt Security Agreement. During the continuance of any Event of Default, only WLD Trust shall have the right to take the actions described in the preceding sentence, and WLD Trust may notify Wescourt to make all such payments directly to WLD Trust or as WLD Trust may direct. All payments under the Moffitt Loan Documents received by Portfield during the existence of any Event of Default shall be held by Portfield in trust for WLD Trust and not commingled with any other funds of Portfield, and Portfield shall apply such funds only as directed by WLD Trust.

                                    (iii)   Maintenance and Enforcement of Note
                                            and Security Agreement.

                                            Unless WLD Trust otherwise consents
in writing, Portfield shall: (a) take all action reasonably necessary or appropriate to maintain and enforce its rights and interests under the Moffitt Note and the Moffitt Security Agreement; (b) comply in all material respects with its obligations under the Moffitt Note and the Moffitt Security Agreement;
(c) not transfer, encumber or further assign any of Portfield's interest in the Moffitt Note and the Moffitt Security Agreement; (d) not commit or permit any material breach or default on the part of Portfield under the Moffitt Note and the Moffitt Security Agreement; (e) not otherwise permit or agree to any supplement, modification, amendment, renewal, extension, termination or surrender of, or consent or agree to any waiver of or departure from the terms of, or otherwise release any interest in or rights under or in connection with, the Moffitt Note and the Moffitt Security Agreement.

                                    (iv)    Actions.

                                            At the direction of WLD Trust and at
Portfield's sole expense, Portfield shall appear in and defend any claim or any action or other proceeding purporting to affect the Moffitt Note and the Moffitt Security Agreement or the rights, powers or interests of WLD Trust under this assignment, and give WLD Trust prompt written notice of any such claim, action or proceeding. If any Event of Default has occurred and is continuing, WLD Trust shall have the right to appear in and defend any such claim or proceeding on its own behalf, and Portfield shall reimburse WLD Trust all costs and expenses incurred by WLD Trust in connection therewith, including attorney's fees, which reimbursable expenses shall be additional Secured Liabilities secured by the Collateral.


                           (c)      Fractionator.

                                    Wesfrac agrees to irrevocably and
unconditionally grant a security interest in and to the Fractionator to WLD Trust, subject only to the prior security interest of Heller Financial, if and when Portfield and the Related Parties have fully and irrevocably satisfied to NCFC's satisfaction all of Portfields' and the Related Parties' obligations incurred on a term loan basis from NCFC, and NCFC has released its prior security interest in the Fractionator.



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                          (d)       Portfield's and the Related Parties'
                                    Equipment.

                                    Each of Portfield and the Related Parties
irrevocably and unconditionally agree to grant to WLD Trust, subject to the prior security interests described in this WLD Security Agreement and except to the extent the appropriate Related Party is prohibited from granting a junior security interest under any prior perfected security interest, in and to all of the Equipment which Portfield and the Related Parties now own or may hereafter acquire if and when Portfield and the Related Parties have fully and irrevocably satisfied to NCFC's satisfaction all of Portfields' and the Related Parties' obligations incurred on a term loan basis from NCFC, and NCFC has released its prior security interest in Portfield's and the Related Parties' Equipment.

                  2.2     Entries on Portfield's and the Related Parties' Books.

                          Portfield and each of Related Parties shall make
appropriate entries upon their respective financial statements and books and records disclosing WLD Trust security interest in and collateral assignment of the Collateral.

                  2.3      Supplemental Documentation.

                           Portfield and the Related Parties shall execute and
deliver to WLD Trust, at the request of WLD Trust, all agreements, instruments and documents that WLD Trust may reasonably request, in form and substance acceptable to WLD Trust, to perfect and maintain perfected WLD Trust's security interest in the Collateral and to consummate the transactions contemplated in or by this WLD Security Agreement, and Portfield and the Related Parties agree that a carbon, photographic or photostatic copy, or other reproduction, of this Agreement or of any financing statement, shall be sufficient as a financing statement.

                  2.4      Right to Inspect Collateral.

                           WLD Trust shall have the right, at any time during
Portfield's and the Related Parties' usual business hours, to inspect the Collateral, all related records and the premises upon which the Collateral is located, and to verify the amount and condition of or any other matter relating to the Collateral.

                  2.5      Third-Party Claims Against Collateral.

                           WLD Trust, in its sole and absolute discretion, may
at any time or times hereafter, but shall be under no obligation, to pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any person or entity against the Collateral.

                  2.6      Disposition of Collateral.

                           In no event shall Portfield or any Related Party make
any sale, transfer or other disposition of any of the Equipment included in the Collateral, except in the ordinary course of Portfield's or the appropriate Related Parties' business, for transfers or assignments to



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entities in which Portfield owns, directly or indirectly, a majority interest, or as authorized in a writing executed by WLD Trust and delivered to Portfield or the appropriate Related Party. No such authorization given by WLD Trust to sell any specified portion of Collateral or any items thereof, and no waiver by WLD Trust in connection therewith shall establish a custom or constitute a waiver of the prohibition contained in this WLD Security Agreement against such sales, with respect to any portion of the Collateral or any items thereof not covered by said authorization.

                  2.7      Set-off Against Secured Liabilities.

                           WLD Trust may, in its sole discretion and regardless
of the adequacy of the Collateral, upon the occurrence of an Event of Default, reduce to cash any deposits or other sums at any time credited by or payable or due from Portfield or any Related Party to WLD Trust, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Portfield or any of the Related Parties in the possession or control of Portfield, the Related Parties or their bailees for any purpose, apply same to or setoff against the Secured Liabilities.

         3.       PRIORITY OF INTERCREDITOR AGREEMENT.

                  The terms of this Agreement are subject to the terms, express or implied, and provisions of the Intercreditor Agreement, and to the extent any conflict arises between this Agreement and the Intercreditor Agreement, then the terms of the Intercreditor Agreement shall control in all respects and this Agreement shall be interpreted as if those terms of the Intercreditor Agreement are explicitly set forth herein.

         4. PORTFIELD'S AND RELATED PARTIES' WARRANTIES, REPRESENTATIONS AND COVENANTS

                  Portfield and the Related Parties make the following representations, covenants and warranties to WLD Trust:

                  4.1      Priority of Lien and Location of Collateral.

                           Except for the prior and senior liens of Heller
Financial pursuant to the Heller Loan Agreement, and NCFC pursuant to the NCFC Security Agreements, and as set forth in the Intercreditor Agreement and for the permitted encumbrances as set forth on Exhibit B hereof, Portfield and each of the Related Parties, with respect to the Collateral which each pledges to WLD Trust hereunder, warrants and represents to and covenants with WLD Trust that:

                                    (i)     Portfield or the Related Party, as
the case may be, has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of their respective Collateral, free and clear of all liens, claims, security interests and encumbrances except those of WLD Trust or as otherwise described in or permitted under this WLD Security Agreement; and



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their respective Collateral at their ordinary places of business, and they shall not remove the Collateral from that Place of Business unless and until Portfield or the respective Related Party gives WLD Trust written notice thereof at least thirty (30) days prior thereto.

                  4.2      Insurance.

                           At its sole cost and expense, Portfield and each
Related Party shall keep and maintain their respective Collateral which is tangible real or personal property insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses. Portfield or the Related Party, as appropriate, shall notify WLD Trust promptly of any event or occurrence which causes a material loss or decline in value of the Collateral and the estimated, or actual, if available, amount of such loss or decline. All policies of insurance on the Collateral shall be in form and with insurers recognized as adequate by prudent business persons and all such policies shall be in such amounts as may be satisfactory to WLD Trust. Upon WLD Trust's request, Portfield or the Related Party, as appropriate, shall deliver to WLD Trust the original or certified copy of each policy of insurance and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, in form and substance acceptable to WLD Trust, showing loss payable to WLD Trust. Such endorsement shall provide that the insurance companies will give WLD Trust at least thirty (30) days prior written notice before any such policy shall be altered or canceled and that no act or default of Portfield or the Related Party, as appropriate, or any other person shall affect the right of WLD Trust to recover under such policy in case of loss or damage. Portfield or the Related Party, as appropriate, hereby directs all insurers under such policies to pay all proceeds payable thereunder directly to WLD Trust, and WLD Trust shall remit to Portfield or the Related Party, as appropriate, any of the proceeds paid to WLD Trust in excess of the Secured Liabilities at that time.

                  4.3      Charges and Other Claims.

                           Portfield or the Related Party, as appropriate, shall
promptly pay when due all of the federal, state, county, city, municipal or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon or relating to their respective Collateral (collectively, the "Charges"). In the event Portfield or the Related Party, as appropriate, at any time or times hereafter, shall fail to pay the Charges or to promptly obtain the discharge of such Charges, Portfield or the Related Party, as appropriate, shall so advise WLD Trust in writing and WLD Trust may, without waiving or releasing any obligation or liability of Portfield or the Related Party, as appropriate, hereunder or any Event of Default, in its sole discretion, at any time or times thereafter, make such payment, or any part thereof, or obtain such discharge and take any other action with respect thereto which WLD Trust deems advisable. All sums so paid by WLD Trust and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by Portfield or the Related Party, as appropriate, to WLD Trust and shall be additional Secured Liabilities hereunder secured by the Collateral. Notwithstanding anything to the contrary herein, Portfield or the Related Party, as appropriate, may dispute the Charges without prior payment thereof, even if such non-payment



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may cause a lien to attach to the Collateral, provided that Portfield or the
Related Party, as appropriate, shall give WLD Trust written notice of such dispute and shall be diligently contesting the same in good faith in an appropriate proceeding, and provided further, that none of Portfield nor any Related Party shall permit any Collateral to be lost through foreclosure of any such lien.

                  4.4      Valid Existence and Good Standing

                           Portfield and each Related Party, as appropriate, is
validly incorporated and existing and in good standing under the laws of the state of their respective incorporation, and is qualified to do business and is in good standing under the laws of each and every state in which the nature of Portfield's or the appropriate Related Party's business requires such qualification.

                  4.5      Authorization

                           Portfield's and each Related Party's, as appropriate,
execution and delivery of this WLD Security Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action and will not violate any provision of law.

                  4.6      No Consent or Default

                           Portfield's and each Related Party's execution and
delivery of this WLD Security Agreement and the performance of their respective obligations hereunder do not require any consent under and will not result in a breach of or default under any resolution, indenture, note, contract, agreement or other instrument to which Portfield or the Related Party, as appropriate, is a party or is otherwise subject or bound, and does not contravene any provision of applicable law or regulation, or any order, decree, writ or injunction or any of Portfield's or the appropriate Related Party's organizational documents.


                  4.7      Solvency.

                           Portfield and each Related Party is now and at all
times hereafter, shall be solvent and generally paying its debts as they mature, and each of Portfield and the Related Parties now own and shall at all times hereafter own property which, at a fair valuation, is greater than the sum of its debts.

                  4.8      No Actions or Proceedings

                           There are no actions, suits or proceedings pending or
to the best of Portfield's or the appropriate Related Party's knowledge threatened, before or by any court, regulatory or governmental agency, or public board or body, against or affecting the Portfield or the Related Party, as appropriate, or the Collateral.




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                  4.9      Further Assurances.

                           Portfield or the Related Party, as appropriate,
shall, at any time or from time to time, upon the written request of WLD Trust, execute, and, if required, record, and pay all fees, taxes or other expenses relating thereto, all such further documents and do all such other acts and things as WLD Trust may reasonably request to effectuate the transaction herein contemplated.

                  4.10     Maintenance of Ability to Pay.

                           Portfield shall not enter into any transaction not in
the ordinary course of business which materially and adversely affects its ability to repay the Secured Liabilities, or any other obligations and liabilities of Portfield to any third party or the Collateral.

         5.       DEFAULT.

                  5.1      Event of Default.

                           The occurrence of any one of the following events
("Event of Default") shall constitute a default under this WLD Security
Agreement: (a) if Portfield fails to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in the Portfield Indemnification, or Portfield or any Related Party fails to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this WLD Security Agreement, after the expiration of all applicable notice and cure periods; (b) if any of Portfield's assets are attached, seized, subjected to a writ of distress warrant, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (c) if Portfield becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; (d) if a petition under any section or chapter of the United States Bankruptcy Act or any similar law or regulation is filed by or against Portfield, or if Portfield shall make an assignment for the benefit of creditors, or the appointment of a conservator for all or any portion of Portfield's assets; or (e) if there is an Event of Default under either the Petro-Mark/Colorado Loan Documents or the Moffitt Loan Documents, subject to the terms and conditions of the Intercreditor Agreement.

                  5.2      WLD Trust's Rights and Remedies.

                           Upon the occurrence of an Event of Default, subject
to the prior rights of NCFC and Heller Financial as their interests may appear in the Heller Loan Agreement, the NCFC Security Agreements and the Intercreditor Agreement, WLD Trust shall have the rights and remedies provided in the Colorado Uniform Commercial Code and other applicable laws and in addition to, in substitution for, in modification of, or in conjunction with those rights and remedies, WLD Trust or its agents may, in its discretion, sell, assign and deliver all or any part of the Collateral at any brokers' board or at public or private sale without notice or advertisement, and bid and become purchasers at any public sale or at any broker's board, and, if notice to Portfield or any of the Related Parties is required by law, give written notice to Portfield or the appropriate Related Party five (5) business days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made by mailing such notice to the address designated in this WLD Security Agreement. Portfield and the Related Parties agree that the proceeds of the disposition of the Collateral may be applied by WLD Trust to the satisfaction of Portfield's Liabilities in any order of preference which WLD Trust, in its sole discretion, chooses, and that the excess, if any, shall be returned to Portfield or the appropriate Related Party, which shall continue liable to WLD Trust for any deficiency remaining with interest thereon.

         6.       MISCELLANEOUS.

                  6.1      Release of Security Interest.

                           Upon payment in full of all of Portfield's
Liabilities, WLD Trust shall release its security interest in the Collateral created by this WLD Security Agreement.

                  6.2      Application of Payments.

                           Portfield and the Related Parties waive the right to
direct the application of any and all payments at any time or times hereafter received by WLD Trust on account of Portfield's Liabilities and Portfield and the Related Parties agree that WLD Trust shall have the continuing exclusive right to apply and re-apply any and all such payments in such manner as WLD Trust may deem advisable, notwithstanding any entry by Portfield or the Related Parties upon any of their respective books and records.

                  6.3      WLD Trust's Right to Assign.

                           WLD Trust may assign, negotiate, pledge or otherwise
hypothecate this WLD Security Agreement, enter into participation agreements, or any of its rights and security hereunder and, in case of such assignment, Portfield and the Related Parties will accord full recognition thereto and agree that all rights and remedies of WLD Trust in connection with the interest so assigned shall be enforceable against Portfield and the Related Parties by such assignee with the same force and effect and to the same extent as the same would have been enforceable by WLD Trust but for such assignment.

                  6.4 Prohibition of Assignments by Portfield and the Related Parties.

                           None of Portfield or the Related Parties shall assign
or transfer any of their respective rights hereunder without WLD Trust's prior written consent, except for transfers or assignments by the Related Parties to entities in which Portfield owns, directly or indirectly, a majority interest.

                  6.5      Costs of Enforcement.

                           Portfield and the Related Parties shall pay and
reimburse WLD Trust for all costs, expenses and reasonable attorney's fees incurred in seeking to enforce the terms of this WLD Security Agreement and in connection with preparations for the commencement of any action, proceeding or suit or preparations for the defense of any threatened action, proceeding or suit, whether or not actually filed, affecting this WLD Security Agreement, including without limitation appraiser's fees, documentary and expert evidence fees and costs, stenographers' charges and title charges. All such costs, expenses and fees shall become additional indebtedness secured by the Collateral and shall become immediately due and payable when paid or incurred by WLD Trust.

                  6.6      Remedies.

                           Each right, power and remedy of WLD Trust now or
hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for in this WLD Security Agreement, and the exercise of any right, power or remedy shall not preclude the simultaneous or later exercise of any other right, power or remedy.

                  6.7      No Waiver.

                           Time is of the essence of this WLD Security
Agreement. No delay or failure by WLD Trust to insist upon the strict performance of any term hereof or to exercise any right, power or remedy provided for herein or therein as a consequence of an Event of Default hereunder or thereunder, and no acceptance of any payment of the principal, interest or premium if any, on the respective note during the continuance of any such Event of Default, shall constitute a waiver of any such term, such Event of Default or such right, power or remedy. The exercise by WLD Trust of any right, power or remedy conferred hereunder upon WLD Trust or by law or equity shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver of any Event of Default hereunder shall affect or alter this WLD Security Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent Events of Default.

                  6.8      Amendment.

                           This WLD Security Agreement shall not be amended,
modified or terminated orally but may only be amended, modified or terminated pursuant to written agreement among the parties.

                  6.9      Notices.

                           Any notice, demand, request or other communication
desired to be given or re quired pursuant to the terms hereof shall be in writing and shall be delivered by telecopy, facsimile, personal service or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows or to such other address as the parties hereto may designate in writing from time to time:

            Portfield and Related Parties:

                          Portfield Investments, Inc.
                          1493 Highways 6 and 50
                          Fruita, Colorado  81521
                          Attention:   Keith Holder, President

            WLD Trust:    The WLD Trust
                          Las Olas Centre
                          450 East Las Olas Boulevard, Suite 900
                          Four Lauderdale, Florida  33301
                          Attention:   Ronald A. Adelhelm, Vice President
                                       of Finance and Administration -
                                       Chief Financial Officer

Any such notice, demand, request or other communication shall be deemed given when personally delivered or if mailed five (5) business days after deposit in the mail.

                  6.10     Headings.

                           The various headings used in this WLD Security
Agreement as headings for paragraphs or otherwise are for convenience only and shall not be used in interpreting the text of the paragraphs in which they appear and shall not limit or otherwise affect the meanings thereof.

                  6.11     Severability.

                           If any provision in this WLD Security Agreement is
held by a court of law to be in violation of any applicable local, state or federal law, statute, ordinance, administration or judicial decision, or public policy, and if such court should declare such provision of this WLD Security Agreement to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that is legal, valid and enforceable, that the remainder of this WLD Security Agreement shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable provision was not contained therein, and that the rights, obligations and interest of the parties under the remainder of this WLD Security Agreement shall continue in full force and effect.


                  6.12     Names.

                           Regardless of their form, all words shall be deemed
singular or plural and to have such gender as required by the text.

                  6.13     Applicable Law.

                           This WLD Security Agreement has been executed,
delivered and accepted at and shall have been deemed to have been made at Fruita, Colorado, and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Colorado other than laws pertaining to conflicts.

                  6.14     Disclaimer by WLD Trust.

                           Except as set forth in this WLD Security Agreement,
WLD Trust shall not be liable for any debts or claims accruing in favor of any parties against any of Portfield, the Related Parties or the Collateral. WLD Trust is not and shall not be an agent of Portfield or the Related Parties for any purposes. Approvals granted by WLD Trust for any matters covered under this WLD Security Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or if not in writing such approvals shall be solely for the benefit of WLD Trust.

                  6.15     Effect of Termination.

                           Except to the extent provided to the contrary in this
WLD Security Agreement, no termination or cancellation of this WLD Security Agreement, regardless of cause or procedure, shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties in any way or respect relating to (i) any transaction or event occurring prior to such termination or cancellation, or (ii) any of the undertakings, agreements, covenants, warranties and representations of Portfield or the Related Parties contained in this WLD Security Agreement. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

                  6.16     Portfield's and Related Parties' Waiver of Notice.

                           Except as otherwise specifically provided in this WLD
Security Agreement, Portfield and each of the Related Parties waive any and all notice or demand which Portfield or the Related Parties might be entitled to receive with respect to this WLD Security Agreement by virtue of the Colorado Uniform Commercial Code or any applicable statute or law, and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by WLD Trust on which any of the WLD Trust may in any way be liable and hereby ratifies and confirms whatever WLD Trust may do in this regard.

                  6.17     Multiple Counterparts.

                           This WLD Security Agreement may be executed in two or
more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this WLD Security Agreement has been duly executed as the day and year specified at the beginning hereof.


The WLD Trust,                               Portfield Investments, Inc.,
  an Ohio Testamentary Trust                   a Colorado corporation


by:                                          by:
   ------------------------------               -----------------------------
   Ronald A. Adelhelm,                          Keith Holder, President
   Attorney-in-Fact

Wescourt Group, Inc.,                        Wescourt Distributing, Inc.,
  a Delaware corporation                       a Colorado corporation


by:                                          by:
   ------------------------------               -----------------------------
   Keith Holder, President                      Keith Holder, President

Wesfrac, Inc.,                               Westec Denver, Inc.,
  a Colorado corporation                       a Colorado corporation

by:                                          by:
   ------------------------------               -----------------------------
   Paul J. Rath, Secretary                      Paul J. Rath, Secretary


Petro-Mark Corp. Utah,                       Petro-Mark Corp.,
  a Colorado corporation                       a Colorado corporation


by:                                          by:
   ------------------------------               -----------------------------
   Keith Holder, President                      Paul J. Rath, Secretary

Petro-Mark Corp. Montrose, Inc.,             Westec Fruita, Inc.,
  a Colorado corporation                       a Colorado corporation



by:                                          by:
   ------------------------------               -----------------------------
   Paul J. Rath, Secretary                      Keith Holder, President


Montrose Propane, Inc.,                      Grand Mesa Texaco, Inc.,
  a Colorado corporation                       a Colorado corporation


by:                                          by:
   ------------------------------               -----------------------------
   Keith Holder, President                      Keith Holder, President


Fruita RP Holding, Inc.,                     Petro-Mark Convenience Stores,Inc.,
  a Delaware corporation                       a Colorado corporation



by:                                          by:
   ------------------------------               -----------------------------
   Keith Holder, President                      Keith Holder, President

                                   EXHIBIT A

                             PERMITTED ENCUMBRANCES


         Permitted Encumbrances shall mean the following:

         (i) liens incurred and pledges and deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, old-age pensions and other social security benefits;

         (ii) liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business:

         (iii) liens imposed by law, such as carriers' warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings;

         (iv) liens securing the payment of taxes, assessments and governmental charges or levies, either (x) not delinquent or (y) being contested in good faith by appropriate legal or administrative proceedings and as to which Petro-Mark shall have set aside on its books adequate reserves in accordance with generally accepted accounting principals;

         (v) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title, none of which materially impairs the use of any material property of Petro-Mark or the value or such property;

         (vi) liens on property existing at the time such property is acquired by Petro-Mark;

         (vii) liens arising out of judicial proceedings to the extent they do not constitute an Event of Default under Section 5; and

         (viii) extensions, renewals and replacements of liens referred to above; provided, however, that any such extension, renewal or replacement lien shall be limited to the property or assets covered by the lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement lien shall be in an amount not greater than the amount of the obligations secured by the lien extended, renewed or replaced.